UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 797-0979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of PepGen Inc. (the “Company”) was held on June 18, 2026. The proposals set forth below were submitted to the stockholders at the 2026 Annual Meeting, with each such proposal described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026 in connection with the 2026 Annual Meeting.

The number of shares of common stock entitled to vote at the 2026 Annual Meeting was 69,169,215. The number of shares of common stock present or represented by valid proxy at the 2026 Annual Meeting was 54,650,845. Therefore, a quorum was present. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three Class I directors to the Company’s board of directors, to serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Director Nominee	Votes For	Votes Withheld
Howard Mayer, M.D.	36,111,969	8,502,248
Joshua Resnick, M.D., M.B.A.	35,766,232	8,847,985
Lisa Wyman, M.S.	39,423,497	5,190,720

There were 10,036,628 broker non-votes regarding the election of each of Howard Mayer, Joshua Resnick, and Lisa Wyman.

Proposal 2 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
54,556,255	77,083	17,507

There were zero broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPGEN INC.

Date:	June 22, 2026	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer